UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

May 20, 2008 (May 19, 2008)

Date of Report (Date of earliest event reported)

Wentworth Energy, Inc.

(Exact name of registrant as specified in its charter)

Oklahoma

(State or other jurisdiction)

0-32593

(Commission File Number)

73-1599600

(IRS Employer Identification No.)

112 E. Oak Street, Suite 200, Palestine, Texas, 75801

(Address of principal executive offices)

(903) 723-0395

Registrant’s telephone number, including area code

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 FR 240.13e-4(c))

Item 1.01

Entry into a Material Definitive Agreement

As disclosed in the Current Report on Form 8-K filed with the Securities and Exchange Commission on November 6, 2007, on October 31, 2007, Wentworth Energy, Inc. (the “Company”) entered into several agreements with investors (the “Investors”) in a transaction providing for, among other things, the issuance of $48,776,572 in Amended and Restated Senior Secured Convertible Notes and the issuance of $5,000,000 in a New Senior Secured Convertible Note. On May 19, 2008, the Company entered into an Amendment to Notes and Warrants (the “Amendment”) with each of those Investors to amend the certain provisions in the notes and warrants issued on October 31, 2007.  A copy of the form of the Amendment is filed as Exhibit 10.1 hereto.

Item 9.01

Financial Statements and Exhibits

Exhibits

10.1

Form of Amendment to Notes and Warrants by and between the Company and certain investors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 20, 2008

WENTWORTH ENERGY, INC.

/s/ David W. Steward

David W. Steward, CEO